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                                                                  Exhibit  23.1



Consent  of  Independent  Auditors

CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of The Bauer Partnership, Inc. of our report dated April 4, 2002 which appears in the Registrant's Form 10-KSB for the year ended December 31, 2001.

Malone  &  Bailey,  PLLC
www.malone-bailey.com
Houston,  Texas

January  15,  2003


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